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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                  April 30, 2001                                 0-6770
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 Date of Report (Date of earliest event reported)         Commission File Number



                             GLOBALTRON CORPORATION
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             (Exact name of registrant as specified in its charter)




                   Florida                                 65-06698942
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(State or other jurisdiction of incorporation    (I.R.S. Employer Identification
or organization)                                 Number)



                        100 N. Biscayne Blvd., Suite 2500
                              Miami, Florida 33132
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                   (Address of Principal Executive Offices) (Zip Code)


                                 (305) 371-3300
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              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

Resignation of Alvaro Davila Pena as a Director

Effective April 30, 2001, Alvaro Davila Pena resigned as a Director of Globaltron Corporation and an officer of any affiliated entity. Mr. Pena had no disagreements on any matter relating to the Company"s operations, policies or practices. Mr. Pena, an attorney practicing in Bogota, Colombia, decided to devote more time to his law practice and activities in Colombia.

Termination of Employment of Kevin P. Fitzgerald

Effective as of the close of business on April 30, 2001, Kevin P. Fitzgerald is no longer a director or officer of the Company or any of its subsidiaries. Mr. Fitzgerald desired to pursue other financial and business opportunities. Mr. Fitzgerald will receive a total of $220,000, starting May 1, 2001 and continuing over the next nine months. Additionally, the exercise period for Mr. Fitzgerald's vested options to purchase 384,000 shares of Company common stock at $5.50 per share was extended through July 31, 2002.

Purchase of Common Stock By Directors

At its Board meeting on April 30, 2001, the Company"s four Directors each agreed to purchase 20,000 shares of newly issued restricted common stock at $1.95 per share, which was the fair market value of the Company"s common stock on April 30, 2001.

Grant of Stock Options to Directors

As of April 30, 2001, the Company"s Board of Directors approved granting each of its Directors options to purchase 75,000 shares at $1.95 per share, the fair market price. The Board also approved increasing the number of shares of Common Stock reserved under the Company"s 2000 Stock Option Plan by an additional 1.0 million shares.

Loan from GNB Bank

On May 8, 2001, the Company received an unsecured loan from GNB Bank Panama S.A. in the principal amount of $1.25 million plus interest at Citibank N.A. prime plus two percent. Principal and accrued interest is due and payable by the Company on June 8, 2001.

Item 7.  Financial Statements, ProForma Financial Statements and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

         10.2.3 Amendment Number One to the Globaltron Corporation Stock Incentive Plan


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2001                          GLOBALTRON CORPORATION
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                                             By: /s/ Syed Naqvi
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                                                Syed Naqvi, Controller